DIREXION SHARES ETF TRUST

DIREXION DAILY S&P OIL & GAS EXP. & PROD. BULL 3X SHARES (GUSH)

Supplement dated October 21, 2019 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

dated February 28, 2019, as last supplemented

The Board of Trustees of the Direxion Shares ETF Trust (“Trust”) has approved, based on the recommendation of Rafferty Asset Management, LLC, the investment adviser to the Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares (the “Fund”), a reverse split of the issued and outstanding shares of the Fund.

After the close of the markets on November 21, 2019 (the “Record Date”), the Fund will affect a reverse split of its issued and outstanding shares as follows:

Fund Name	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	1 for 10	90%

As a result of this reverse split, every ten shares of the Fund will be exchanged for one share as indicated in the table above. Accordingly, the total number of the issued and outstanding shares for the Fund will decrease by the approximate percentage indicated above. In addition, the per share net asset value (“NAV”) and next day’s opening market price will be approximately ten-times higher for the Fund. Shares of the Fund will begin trading on the NYSE Arca, Inc. (the “NYSE Arca”) on a split-adjusted basis on November 22, 2019.

The next day’s opening market value of the Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The table below illustrates the effect of a hypothetical one-for-ten reverse split anticipated for the Fund, as applicable and described above:

1-for-10 Reverse Split

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	120	$10	$1,200
Post-Split	12	$100	$1,200

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Fund’s shares and maintains a record of the Fund’s record owners.

Redemption of Fractional Shares and Tax Consequences of the Reverse Split

As a result of the reverse splits, a shareholder of the Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the NYSE Arca. Thus, the Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Record Date. Such redemption may have tax implications for those shareholders and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse splits will not result in a taxable transaction for holders of Fund shares. No transaction fee will be imposed on shareholders for such redemption.

“Odd Lot” Unit

Also as a result of the reverse splits, the Fund may have outstanding one aggregation of less than 50,000 shares to make a creation unit, or an “odd lot unit.” Thus, the Fund will provide one authorized participant with a one-time opportunity to redeem the odd lot unit at the split-adjusted NAV or the NAV on such date the authorized participant seeks to redeem the odd lot unit.

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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus and SAI.